                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                                 [X]
Filed by a party other than the Registrant              [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss. 240.14a-12

                         MENDOCINO BREWING COMPANY, INC.
                (Name of Registrant as Specified in its Charter)
                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)     Title of each class of securities to which transactions applies:
        (2)     Aggregate number of securities to which transactions applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined
        (4)     Proposed maximum aggregate value of transaction: (5) Total fee paid:
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)     Amount previously paid:
        (2)     Form, Schedule or Registration Statement No.:
        (3)     Filing party:
        (4)     Date filed:

                         MENDOCINO BREWING COMPANY, INC.

                               Post Office Box 400
                                1601 Airport Road
                             Ukiah, California 95482
                                 (800) 733-3871

                                                               December 10, 2004

Dear Shareholder:

        I would like to personally invite you to attend the Annual Meeting of Shareholders of Mendocino Brewing Company, Inc. (the "Company") to be held at 2 P.M., local time, on Friday, January 14, 2005, at our brewery located at 1601 Airport Road, Ukiah, California. Additional information about our Company and about the Annual Meeting accompany this letter, and I urge each of you to read through all this material carefully.

        On August 16, 2003 our Company celebrated its 20th anniversary at the Hopland Alehouse in the presence of its founders, friends, distributors, employees and many loyal customers.

        Mendocino Brewing Company started brewing beer in Hopland, California in 1983. From our humble beginnings in Hopland, we now distribute beer in two continents, and sell over 1,600,000 cases of our various proprietary and licensed ales, lagers, porters, and other specialty brews per year.

        During the first quarter of 2003, our Company proudly launched Red Tail Ale Reggae Commemorative 22 oz. bottle. The Reggae on the River Festival, which began in 1983, at the same time as Mendocino Brewing Company, has since grown to have over 20,000 people in attendance, making it the largest such festival in North America. Our limited edition Reggae Commemorative bottle, with its exciting `Reggae on the River' label, was designed by artist Jesse Miller for distribution in West Coast markets.

        In May of 2003, White Hawk India Pale Ale was selected as the `Best Microbrew in San Francisco' as awarded and published by San Francisco Weekly. This publication continued their `Best Of' San Francisco program, where the readers vote each year on their favorite restaurant, bar, music, and beer. After a successful West Coast launch of White Hawk in early 2002, we launched White Hawk in the East Coast in the first quarter of 2003.

        During the third quarter of 2003 we launched Raptor Red Lager Beer out of our Ukiah facility, in draft and six packs, for the West Coast market. This lager was produced to commemorate the twentieth anniversary of the brewery. It is a traditional red lager, brewed with lager yeast and 100% malted barley, using classic noble hops for finishing. Raptor Red Lager has a rich refreshing flavor with a smooth light feel and a crisp dry finish.

To the Shareholders of
Mendocino Brewing Company
December 10, 2004
Page 2




        Our Company continues to keep its focus on our core business, capitalizing on the brand equity of our product portfolio, with a strong emphasis on further penetrating our main markets in both coasts. We expect to continue building brand and franchise value, and gaining market strength, as a result of the strength and variety of our brands and the support we provide them through our marketing and promotional programs.

        I would like, once again, to express my personal gratitude to our management, our many dedicated employees, and my colleagues on the Board of Directors, for their tireless efforts and contributions during this period.

        Finally, I want to thank you, our shareholders, for your support during the last year, which is so important to us as we continue to pursue our goal of leadership in each of the Company's chosen markets.


                                                Dr. Vijay Mallya

                                                Chairman

                         MENDOCINO BREWING COMPANY, INC.
                               1601, Airport Road
                                 Ukiah, CA 95482
                                 (800) 733-3871

                                                               December 10, 2004

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of shareholders of Mendocino Brewing Company, Inc. (the "Company") to be held at 2:00 p.m., local time, on Friday, January 14, 2005, at our brewery located at 1601 Airport Road, Ukiah, California (the "Annual Meeting").

        As described in the accompanying Proxy Statement, at the Annual Meeting the shareholders will elect Directors of the Company for the forthcoming year.
H. Michael Laybourn, Dr. Vijay Mallya, Jerome G. Merchant, Sury Rao Palamand, Kent D. Price, and Yashpal Singh, all of whom are currently members of the Company's Board of Directors, and Scott R. Heldfond, a new candidate for the Board, have been nominated by the Board for election to the Board this year.

        You will also be asked to approve the appointment of Moss Adams L.L.P. as the Company's independent auditors for the current fiscal year. The Board of Directors does not anticipate that any additional proposals will be presented for consideration at the Annual Meeting.

        Your Board of Directors recommends that you vote FOR the election of its nominees for Director, and FOR ratification of the appointment of Moss Adams, L.L.P. as the Company's independent auditors for the current fiscal year. You are encouraged to read the enclosed Proxy Statement, which provides detailed information concerning all of the Proposals which are expected to come before the Annual Meeting.

        Your vote is important, regardless of the number of shares you own. On behalf of your Board of Directors, I urge you to complete, date, and sign the accompanying proxy and return it to the Company promptly. Doing so will not prevent you from attending the Annual Meeting or voting in person, but it will assure that your vote is counted if you are unable to attend the Annual Meeting. You may revoke your proxy at any time, by submitting either a written notice of revocation or a duly executed proxy bearing a later date to the Company's Secretary at the Company's offices prior to the Annual Meeting, or by attending the Annual Meeting and voting in person.

        All of us at Mendocino Brewing Company look forward to seeing you at the Annual Meeting.


                                                Sincerely,


                                                N. Mahadevan
                                                Corporate Secretary

                         MENDOCINO BREWING COMPANY, INC.
                                1601 Airport Road
                                 Ukiah, CA 95482
                                 (800) 733-3871

                        ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To be held on Friday, January 14, 2005

                        ---------------------------------

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Shareholders of Mendocino Brewing Company, Inc., a California corporation (the "Company"), will be held at 2:00 p.m., local time, on Friday, January 14, 2005, at our brewery located at 1601 Airport Road, Ukiah, California, for the following purposes:

        1. To elect Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Scott R. Heldfond, H. Michael Laybourn, Dr. Vijay Mallya, Jerome G. Merchant, Sury Rao Palamand, Kent D. Price, and Yashpal Singh.

        2. To ratify the appointment of Moss Adams L.L.P. as independent auditors of the Company for the year ending December 31, 2004.

        3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on December 3, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

        To help us in planning for the Annual Meeting, please mark the appropriate box on the accompanying proxy if you plan to attend. PLEASE NOTE THAT THE ENCLOSED PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        ----------------------------------------
UKIAH, CALIFORNIA                       N. Mahadevan
DECEMBER 10, 2004                       Corporate Secretary

                         MENDOCINO BREWING COMPANY, INC.
                                1601 Airport Road
                                 Ukiah, CA 95482


                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 14, 2005


                                  INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mendocino Brewing Company, Inc., a California corporation (the "Company"), of proxies to be used at the Annual Meeting of the Shareholders of the Company to be held at 2:00 p.m., local time, on Friday, January 14, 2005, at our brewery located at 1601 Airport Road, Ukiah, California , and at any adjournment or adjournments thereof (the "Annual Meeting"). The approximate date on which this Proxy Statement and the accompanying Proxy were mailed to stockholders is December 10, 2004. The mailing address of the principal executive offices of the Company is: 1601 Airport Road, Ukiah, CA 95482, and its telephone number is: (800) 733-3871.

MATTERS FOR CONSIDERATION AT THE ANNUAL MEETING

        At the Annual Meeting, Shareholders will be asked to consider and to vote upon the following:

        PROPOSAL NO. 1: To elect Directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the following candidates: Scott R. Heldfond, H. Michael Laybourn, Dr. Vijay Mallya, Jerome G. Merchant, Sury Rao Palamand, Kent D. Price, and Yashpal Singh.

        PROPOSAL NO. 2: To ratify the appointment of Moss Adams, L.L.P. to serve as the Company's independent accountants for the year ending December 31, 2004.

        THE BOARD OF DIRECTORS OF THE CORPORATION UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOREGOING PROPOSALS.


                                                  TABLE OF CONTENTS

Caption                                                                                                    Page No.
-------                                                                                                    --------
INTRODUCTION......................................................................................................1
         Matters for Consideration at the Annual Meeting..........................................................1

GENERAL INFORMATION...............................................................................................3
         Persons Making the Solicitation..........................................................................3
         Voting Securities of the Company.........................................................................3
         Solicitation of Proxies..................................................................................5
         Revocability of Proxies..................................................................................6
         Market Listing...........................................................................................6
         Forward Looking Statements Regarding the Company.........................................................6
         Available Information....................................................................................6

PROPOSAL NO. 1: ELECTION OF DIRECTORS.............................................................................6
         Nominees for Director....................................................................................7
         Directors and Executive Officers of the Company..........................................................7
         Board of Directors' Meetings and Committees..............................................................8
         Report of the Audit Committee............................................................................9
         Director Compensation...................................................................................10
         Significant Employees...................................................................................11
         Security Ownership of Certain Beneficial Owners and Management..........................................11
         Executive Compensation..................................................................................14
         Stock Option Grants.....................................................................................14
         Employment Agreement....................................................................................14
         Certain Transactions....................................................................................15
         Certain Other Agreements................................................................................15
         Section 16(a) Beneficial Ownership Reporting Compliance.................................................16
         Comparative Performance Graph...........................................................................16
         VOTE REQUIRED FOR THE ELECTION OF DIRECTORS.............................................................17

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS.............................................................18

VOTE REQUIRED FOR APPROVAL OF THE APPOINTMENT OF MOSS ADAMS LLP..................................................19

OTHER MATTERS....................................................................................................19
         Shareholder Communications with the Board of Directors..................................................19
         Shareholder Proposals to be Presented at the Next Annual Meeting........................................19
         Availability of Form 10-KSB.............................................................................20
         Other Matters to be Considered at the Annual Meeting....................................................20

         Attached Documents:
                2003 Annual Report on Form 10-KSB

                               GENERAL INFORMATION

PERSONS MAKING THE SOLICITATION

        THIS SOLICITATION OF PROXIES IS BEING MADE BY THE COMPANY'S BOARD OF DIRECTORS. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Annual Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mails, but officers, Directors, and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor. The Company will reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities.

VOTING SECURITIES OF THE COMPANY

        All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given, and shareholders may of course attend the Annual Meeting and vote their shares in person. Proxies which are executed and returned to the Company without contrary instructions will be voted "For" the election of each of the Board's nominees for Director (as indicated in Proposal No. 1), "For" the appointment of Moss Adams as the Company's independent auditors for the year 2004 (as indicated in Proposal No. 2), and otherwise in the discretion of the proxyholders.

        OUTSTANDING SHARES; RECORD DATE. There were issued and outstanding 11,266,874 shares of the Company's Common Stock (the "Common Stock") and 227,600 shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") at the close of business on December 3, 2004, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date").

        VOTING GENERALLY.

                HOLDERS OF COMMON STOCK. On any matter submitted to the vote of the shareholders other than the election of Directors, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the Company's books as of the Record Date. With respect to the special rules relating to the election of Directors, please see below under the captions "Election of Directors" and "Cumulative Voting."

                HOLDERS OF SERIES A PREFERRED STOCK. The Company's Series A Preferred Stock does not normally carry with it the right to vote, and accordingly the holders of the Series A Preferred Stock will not have the right to vote on any matter scheduled to come before the Annual Meeting.

         VOTING PROCEDURES. Holders of the Company's Common Stock may vote in favor of or against any of the Proposals, or may abstain from voting on them, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any Proposal, however, the shares represented by any signed proxy will be voted FOR that Proposal. Shareholders may also abstain from voting on all of the Proposals by simply not returning any proxy card. If a shareholder wishes to do so, he or she may also attend the Annual Meeting in person, and either submit a signed proxy card at that time or vote by ballot at the Annual Meeting.

        VOTES REQUIRED FOR APPROVAL. Directors of the Company will be elected (Proposal No. 1) by the vote of a plurality of the shares of Common Stock which are present at the Annual Meeting, as discussed below under the heading "Election of Directors." Thus, abstentions and broker non-votes could have an indirect effect on the outcome of the election of Directors, since they will enable a smaller number of votes to determine the outcome of the election.

        Ratification of Proposal No. 2 (approval of the auditors for fiscal
2004) will require only the affirmative vote of the holders of a majority of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting. Thus, abstentions and broker non-votes, although they will be counted in determining whether a quorum is present for the vote on all matters to come before the Annual Meeting, will have no direct effect on the outcome of the votes on Proposal No. 2.

        ELECTION OF DIRECTORS. With respect to the election of Directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. Directors will be elected by a plurality of the votes cast by the holders of the Company's Common Stock, voting in person or by proxy at the Annual Meeting.

        A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates nominated by the Board of Directors, by marking the appropriate box on the proxy card and writing in the names of the disfavored candidates as they appear on the proxy card. In that event, the proxyholders will not cast any of the shareholder's votes for candidates whose names have been so indicated, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been so indicated, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, then he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person. All votes will be tabulated by EquiServe, Inc., the Company's Registrar and Transfer Agent, which will act as the tabulating agent for the Annual Meeting.

        CUMULATIVE VOTING. In connection with the election of Directors (only), shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of Directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to the vote, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of Directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of Directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of votes, up to the number of places to be filled, shall be elected.

        If one of the Company's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxyholders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

        Under California law, cumulative voting may not be used in connection with any matter other than the election of Directors.

        QUORUM. The presence of the persons entitled to vote a majority of the voting shares of the Company at the Annual Meeting, whether those persons are present in person or only by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies or consideration of the issues raised at the Annual Meeting, the Company may adjourn the Annual Meeting. If the Company proposes to adjourn the Annual Meeting by a vote of the shareholders, the persons named in the enclosed form of proxy will vote all shares for which they have voting authority in favor of such adjournment.

        VOTES CAST AT THE ANNUAL MEETINGS. Representatives of EquiServe, Inc., the Company's Registrar and Transfer Agent, will be in attendance at the Annual Meeting in order to receive and tabulate any votes cast at that time.

SOLICITATION OF PROXIES

        The expense of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone or facsimile, or in person. The Company will request that brokers, custodians, nominees, and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold such shares and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

        A form of Proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to, and may, revoke it at any time before it is exercised, by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, if the person executing a Proxy is present at the Annual Meeting, and elects to vote in person, the powers of the Proxy holders will be superseded as to those Proposals on which the shareholder actually votes at the Annual Meeting.

MARKET LISTING

        The Company's Common Stock is quoted on the OTC Bulletin Board of The Nasdaq Stock Market, Inc. under the symbol "MENB".

FORWARD LOOKING STATEMENTS REGARDING THE COMPANY

        Certain information contained in this proxy statement which does not relate to historical financial information may be deemed to constitute forward looking statements. The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe," "intend," "plan," "budget," or similar expressions identify "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This proxy statement contains certain forward-looking statements with respect to the plans, objectives, future performance, and business of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from historical results and those presently anticipated or projected. The Company's shareholders are cautioned not to place undue reliance on such statements, which speak only as of the date of this Proxy Statement. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

AVAILABLE INFORMATION

        The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith periodically files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copies can be made or obtained at or by writing to the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Such material may also be accessed electronically through the Edgar filings by the Company, by means of the Commission's Internet Web site (http://www.sec.gov).

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

        At the Annual Meeting, Shareholders will elect Directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected or until their earlier resignation or removal. Under the Company's Bylaws, the Company's Board may consist of between five and nine members, with the exact number within that range being determined by the Board of Directors. At present the Board has set the number of Directors at seven.

        Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.

NOMINEES FOR DIRECTOR

        The Board has nominated seven individuals to serve as Directors of the Company until the next Annual Meeting, all of whom except Mr. Heldfond are current members of the Board. The Board's nominees are: Scott R. Heldfond, H. Michael Laybourn, Dr. Vijay Mallya, Kent D. Price, Sury Rao Palamand, Jerome G. Merchant, and Yashpal Singh. As of the date of this Proxy Statement, no other names had been placed in nomination for consideration by the Shareholders at the Annual Meeting.

        The Board has not adopted a charter or any other set of rules with respect to the nominating process. While the Board would carefully consider the nomination of any candidate for Director who may be recommended by the Company's shareholders, due to the lack of such nominations in the past it has not felt the need to adopt any specific policy in his regard. Similarly, it has not adopted any specific minimum qualifications for candidates for election as Director or identified any specific qualities or skills that such candidates should possess.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

        The following table sets forth the names, ages as of September 15, 2004, and certain information regarding each of the Company's current Directors, Director-nominees, and executive officers, and each of the Board's nominees for
Director:

                                                                                          Director
Name                            Age      Position                                          Since
----                            ---      --------                                          -----
Scott R. Heldfond               59       Director-Nominee                                   ----
H. Michael Laybourn             66       Director                                           1993
Vijay Mallya, Ph.D.             49       Director, Chairman of the Board, and Chief         1997
                                         Executive Officer
Jerome G. Merchant*+            43       Director                                           1997
Mahadevan Narayanan             46       Chief Financial Officer and Secretary              ----
Sury Rao Palamand, Ph.D.*+      74       Director                                           1998
Kent D. Price*+                 61       Director                                           1998
Yashpal Singh                   58       Director and President                             1997

--------------
*       Member of the Audit/Finance Committee.
+       Member of the Compensation Committee.

        Biographical information about all but one of the above-listed Directors of the Company is incorporated by reference from the Company's 2003 Annual Report on Form 10-KSB which accompanies this Proxy Statement, under the heading "Item 9 - DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS, COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT - Directors and Executive Officers of the Company, beginning at page 21.

        One new candidate has been nominated for election at the Annual Meeting
- Mr. Scott R. Heldfond. Mr. Heldfond has been nominated for election to the Board for the first time at the Annual Meeting. Since 1999, he has been a Managing Partner of eSEED Capital, LLC, a technology-focused merchant bank, and the Executive Director of Nasdaq Insurance, LLC, a national insurance brokerage and consulting firm. From 1995 to 1999, he was the President and Chief Executive Officer of Frank Crystal & Co., a New York-based insurance company. Mr. Heldfond also currently serves as a Director of HomeGain, Inc., a private venture backed company, and UBICS, a NASDAQ traded firm that provides information technology staffing and solutions for domestic and international businesses. He is a Commissioner, and the President, of the Health Services Commission of the City and County of San Francisco, in addition to serving as an advisor to or on the Board of Directors of a number of local, statewide, and national charitable and community service organizations. Mr. Heldfond received his undergraduate degree from the University of California, Berkeley, and a J.D. from the University of San Francisco Law School.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

        During the fiscal year ended December 31, 2003, the Board of Directors held three meetings. Except for Mr. Palamand, as described below under the heading "Audit and Finance Committee," no Director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

        Directors are encouraged to attend the Annual Meeting of Shareholders. At the 2003 Annual Meeting, all eight of our directors were in attendance.

        Listed below are the committees of the Board of Directors, along with Directors who served as members of each committee during 2003 and the first nine months of 2004.

        AUDIT AND FINANCE COMMITTEE. The Board has a standing Audit/Finance Committee and a standing Compensation Committee.

        Messrs. Merchant, Price, and Palamand presently serve as the members of the Audit/Finance Committee, which met four times during 2003 and four times to date during 2004. Mr. Palamand did not attend one of those meetings. The Audit/Finance Committee reviews, acts on, and reports to the Board of Directors with respect to various auditing, accounting and finance matters, including the selection of the Company's auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company's auditors, and the accounting practices of the Company. In the judgment of the Company's Board of Directors, Messrs. Price and

Palamand are "Independent," as that term is defined in Section 4200(a)(15) of the Rules of the National Association of Securities Dealers, Inc, but Mr. Merchant is not.

        NOMINATING COMMITTEE. Because of its limited size, the Board does not have a nominating committee or a committee performing similar functions. Instead, all of the Directors participate in the consideration of Director nominees. Several of the Company's Directors would not be considered to be "independent" under the rules of the New York Stock Exchange or any of the other national securities exchanges.

        COMPENSATION COMMITTEE. Messrs. Merchant, Price, and Palamand presently serve as the members of the Compensation Committee, which considers all matters of compensation with respect to the chief executive officer, president, any vice president, and any other senior executives, and makes recommendations to the Board regarding the compensation of such persons. The Compensation Committee also makes determinations with respect to the granting of stock options with respect to Directors who are also employees of the Company. The Compensation Committee met twice during 2003.

        SPECIAL COMMITTEE. The Special Committee, consisting of Directors Kent
D. Price (as Chairman), Sury Rao Palamand, and Michael Laybourn, was created by the Board in 1998 for the purpose of advising the Board concerning certain potential transactions by the Company, including among others the acquisition during 2001 of United Breweries International (UK), Ltd. ("UBI") and its wholly-owned subsidiary UBSN, Ltd. ("UBSN"). It continues to serve as a primary forum for the review of transactions or potential transactions that could have a material effect on the Company.

REPORT OF THE AUDIT COMMITTEE

        The following audit committee report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed to be
(i) "soliciting materials," (ii) filed with the SEC, (iii) subject to Regulation 14A or 14C, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

        The Board of Directors maintains an Audit/Finance Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit/Finance Committee believe that the Audit/Finance Committee's current member composition satisfies the rules of the National Association of Securities Dealers, Inc. ("NASD") governing audit committee composition, including the requirement that all audit committee members be "independent directors." The Audit/Finance Committee has adopted a written charter.

        The Audit/Finance Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of accounting, auditing, and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit/Finance Committee has (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards no. 61, and
(iii) received and reviewed the written
disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

        Based on the review and discussions referred to above, the Audit/Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the years ended December 31, 2002 and 2003, as filed with the SEC.

                                Approved by the Members of the Audit Committee:


                                                Jerome G. Merchant
                                                Sury Rao Palamand
                                                Kent D. Price


DIRECTOR COMPENSATION

        The Company's policy with respect to compensation of outside Directors for their services as Directors is as follows: each outside Director receives $3,000 per Board meeting he attends and $1,000 per committee meeting he attends. The outside Directors may opt to receive such compensation in cash, or in shares of the Company's Common Stock which will be valued at its fair market value as of the date of the meeting for which the he is being compensated. To date, all of the outside Directors have elected to receive such compensation in shares of the Company's Common Stock.

        Mr. Merchant receives a monthly fee of $4,000 in exchange for consulting services he renders to the Company. This monthly fee is in lieu of the normal Directors' fees of $3,000 per Board meeting and $1,000 per committee meting. During 2001, Mr. Merchant also received 105,665 shares of Company Common Stock as special compensation for his extraordinary contributions to the Company in connection with the acquisition of United Breweries International Limited, which closed in August 2001. (A description of this transaction is incorporated by reference from the Company's 2003 Annual Report on Form 10-KSB which accompanies this Proxy Statement, under the heading "Item 12, - Acquisition of UBI," beginning at page 26 of the Form 10-KSB.)

        From 2001 through November of 2004, David Townshend (who resigned in November of 2004) was both a Director of MBC and the Managing Director of UBSN, (a post he had held since 1998). Mr. Townshend had been seconded to UBSN for this purpose by Shepherd Neame, Ltd. ("Shepherd Neame"), under a Secondment Agreement which called for the Company to reimburse Shepherd Neame for Mr. Townshend's salary and benefits, and for certain associated taxes. Under the terms of the Secondment Agreement, Shepherd Neame remained Mr. Townshend's actual employer. Bobby Neame, who is the Chairman of the Board of Shepherd Neame, was also a Director of both MBC and UBSN and the Vice-Chairman of UBSN's Board of Directors. Like Mr. Townshend, Mr. Neame resigned from the MBC Board in November of 2004. Both Mr. Neame and Mr. Townshend resigned voluntarily; as far as the Company is aware neither resigned as a result of a disagreement on any matter relating to the Company's operations, policies, or practices.

SIGNIFICANT EMPLOYEES

        As the Managing Director of UBSN from 1998 until November of 2004, Mr. Townshend may be deemed to have been a significant employee as well as a Director of the Company. The following chart sets forth the amounts paid to Shepherd Neame by UBSN under the Secondment Agreement for the years indicated. All such payments were made in pounds sterling; for purposes of the chart the various amounts have been converted to dollars at the exchange rates prevailing as of December 31 of each of the respective years. Neither Mr. Townshend nor Shepherd Neame have received from the Company or UBSN any stock options, restricted stock awards, stock appreciation rights, or other forms of long-term compensation pursuant or related to the Secondment Agreement. The amounts shown below are in addition to the fees Mr. Townshend received for attending meetings as a member of the MBC Board ($3,000 per Board meeting and $1,000 per committee meeting attended).

                          Annual Compensation Under the
                              Secondment Agreement

------------------- --------------------- ------------------- ------------------

       Year                 Salary               Bonus              Other *

------------------- --------------------- ------------------- ------------------
       2003                $101,190*             $0.00             $19,037
       2002                 $86,538              $0.00             $24,562
       2001                 $74,105              $0.00             $28,635

-------------
* Includes annual payments of $9,200, $11,900, and $12,773, respectively, to the British National Insurance on behalf of Mr. Townshend, contributions of $9,019, $11,137, and $14,356 respectively, to the Shepherd Neame pension plan, and other cost reimbursements of $818, $1,525, and $1,506 respectively

        Don Barkley, 50, joined the Company in 1983 as Master Brewer and has served in that capacity continuously since then. In 1993 Mr. Barkley was the President and representative to the national board of governors of the Master Brewers Association of the Americas, Northern California District. Mr. Barkley holds a Bachelor of Science degree in fermentation science from the University of California, Davis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock and Series A Preferred Stock as of the close of business on October 13, 2004, for (a) each shareholder known by the Company to own beneficially 5% or more of the outstanding shares of its Common Stock or Series A Preferred Stock; (b) each Director; and (c) all Directors and executive officers of the Company as a group. Except as noted, the Company believes that the beneficial owners of the Common Stock and Series A Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                Shares                Approximate
                 Name and Address of                         Beneficially              Percentage
                   Beneficial Owner                            Owned(1)                 Of Class
                   ----------------                            --------                 --------
COMMON STOCK:

United Breweries of America, Inc.+                           3,087,818(2)                27.4%

Inversiones Mirabel S.A.                                     5,500,000                   48.8%
  Hong Kong Bank Building
  6th Floor, Samuel Lewis Avenue
  P O Box 6-4298, El Dorado
  Panama City

Scott R. Heldfond                                                   --(3)                  --

H. Michael Laybourn++                                          354,254(4)                 3.1%

Vijay Mallya, Ph.D.+                                         8,587,818(5)                76.2%

Jerome G. Merchant+                                            173,742(6)                 1.5%

R.H.B. (Bobby) Neame                                           105,588(6)(7)              0.9%
  c/o Shepherd Neame, Ltd.
  17 Court Street.
  Faversham, Kent ME13 3AX
  United Kingdom

Sury Rao Palamand, Ph.D.                                       125,278(6)                 1.1%
  50 Crestwood Executive
  Center, Suite 207
  St. Louis, MO 63126

Kent D. Price                                                  157,875(6)                 1.4%
  c/o Parker Price Venture
  Capital
  101 California #2830
  San Francisco, CA 94111

Yashpal Singh++                                                     --                     --

David Townshend                                                     --(7)
  c/o UBSN Limited
  17 Court Street
  Faversham, Kent ME13 3AX
  United Kingdom


All Directors and executive officers as a group (8           9,504,555(8)                81.9%
persons)

SERIES A PREFERRED STOCK:

H. Michael Laybourn                                              6,100                    2.7%

All Directors and executive officers as a group                  6,100                    2.7%
        (8 persons)

--------------
+       2400 Bridgeway, Suite 290, Sausalito, CA 94965
++      1601 Airport Road, Ukiah, CA 95402

                   (FOOTNOTES CONTINUE ON THE FOLLOWING PAGE.)
(1) Applicable percentages of ownership are based on 11,266,874 shares of Common Stock outstanding and 227,600 shares of Series A Preferred Stock outstanding. Shares of Common Stock subject to a contract of purchase or options currently exercisable or exercisable within 60 days after the date of this Statement are deemed outstanding for computing the percentage ownership of the person obligated to purchase the shares or holding the options but are not deemed outstanding for computing the percentage of any other person.

(2) Does not include (i) 1,323,635 shares issuable upon conversion of certain convertible notes issued to UBA, or (ii) 882,057 outstanding shares which are held in the aggregate by Messrs. Laybourn, Scahill, Franks, and Barkley and which, pursuant to a Shareholders' Agreement, are subject to (A) a right of first refusal to purchase, held by the Company, which may become exercisable within 60 days, and (B) the requirement that the owners of record vote such shares for four Directors designated by UBA and two additional independent Directors who are acceptable to UBA.

(3) Mr. Heldfond is a nominee for election to the Board of Directors at the 2004 Annual Meeting. He has no current position with the Company or any of its subsidiaries.

(4) Includes 68,077 shares subject to options exercisable or that will be exercisable within 60 days. Does not include 3,683,698 currently outstanding shares held by UBA, Messrs. Scahill, Franks, and Barkley, all of which are subject to Shareholders' Agreement which requires the parties thereto to vote for one Director designated by Mr. Laybourn.

(5) Includes all shares held by UBA and Inversiones. Dr. Mallya may be deemed to be a beneficial owner of UBA and Inversiones because they are both controlled by Golden Eagle Trust, which in turn is controlled by persons who may exercise discretion in Dr. Mallya's favor among others. Dr. Mallya is also the Chairman and Chief Executive Officer of UBA. Does not include 1,323,635 shares issuable upon conversion of certain convertible notes issued to UBA.

(6) Includes 68,077 shares subject to options which are presently exercisable or will be exercisable within 60 days.

(7) Mr. Neame and Mr. Townshend resigned from the Board in November of 2004. See "Director Compensation," above.

(8) Does not include 595,880 outstanding shares held by Messrs. Scahill, Franks, and Barkley pursuant to a Shareholders' Agreement which requires the parties thereto to vote for four Directors designated by UBA, one Director designated by Mr. Laybourn, and two additional independent Directors who are acceptable to UBA, and which grants UBA a right of first refusal with respect to such shares. Includes 429,273 shares subject to options which are presently exercisable or will be exercisable within 60 days.

EXECUTIVE COMPENSATION

        The annual compensation, including salary, bonuses, and certain other compensation, paid by the Company to its Chief Executive Officer and most highly-compensated executive officers during each of the fiscal years ended December 31, 2001, 2002, and 2003 is set forth in the Company's 2003 Annual Report on Form 10-KSB, under the heading "Item 10 - EXECUTIVE COMPENSATION - Summary Compensation Table," beginning at page 23 of the Form 10-KSB, and that table is incorporated into this Proxy Statement by reference. Additionally, David Townshend, who was until November of 2004 a Director of MBC and the Managing Director of its subsidiary UBSN, received salary from Shepherd Neame during those years that was indirectly paid by the Company through a Secondment Agreement between the Company and Shepherd Neame, which called for the Company to reimburse Shepherd Neame for certain expenses of his employment, including his salary. During the years 2003, 2002, and 2001, Shepard Neame paid Mr. Townshend (and the Company reimbursed it for) annual salaries of approximately $101,190, $86,538, and $74,105 at current exchange rates. (See "Director Compensation" and "Significant Employees," above.) Mr. Townshend did not receive any stock, stock options or other forms of compensation under long-term incentive plans during any of those years.

        During those years, there were no restricted stock awards or long-term incentive program payouts, and none of the Company's other executive officers received total compensation in excess of $100,000 in any of those years.

STOCK OPTION GRANTS

        No stock options were held by, granted to, or exercised by any of the Company's executive officers during the year ended December 31, 2003; and no such options have been granted to or exercised by any executive officer to date during 2004.

EMPLOYMENT AGREEMENT

        The Company entered into an employment agreement with its current President and Chief Operating Officer, Yashpal Singh, effective on April 1, 1998. Under that agreement, which was extended during 2004 and will now expire in 2008 (but may be terminated at any time, by either party, upon six months notice), Mr. Singh's base salary was initially set at $100,000 per year, however, based on performance reviews, his base salary may be increased annually by the Company's Board of Directors. For the current year, Mr. Singh's base salary is $120,000. Mr. Singh is also entitled to receive an annual bonus, based on an annual performance review, and such bonuses may amount to as much as 36% of Mr. Singh's base salary. The Company provides Mr. Singh with standard medical and dental benefits and may also provide approximately $250,000 in life insurance benefits.

        Additionally, in 1998 the Company's subsidiary UBSN entered into a Secondment Agreement with Shepherd Neame, pursuant to which David Townshend, who was from 2001 to November of 2004 a Director of the Company, also served as the Managing Director of UBSN from 1998 until 2004. (See "Director Compensation," "Senior Employees," and "Executive Compensation," above.)

CERTAIN TRANSACTIONS

        MASTER LINE OF CREDIT AGREEMENT

        On August 31, 1999, the Company and UBA entered into a Master Line of Credit Agreement, which was subsequently amended on April 28, 2000, and February 12, 2001 (the "Credit Agreement"). The terms of the Credit Agreement provide the Company with a line of credit in the principal amount of up to $1,600,000.

        UBA has made thirteen (13) separate advances under the Credit Agreement, each pursuant to an eighteen-month promissory note (collectively, the "UBA Notes"). The first of the UBA Notes was issued by the Company on As of September 30, 2004, the aggregate outstanding principal amount of the UBA Notes was approximately $1,515,400, and the accrued but unpaid interest thereon was approximately $470,100, so that the aggregate amount then owed was $1,985,500. On December 28, 2001, MBC and UBA entered into a Confirmation of Waiver which confirms that as of August 13, 2001, UBA waived its rights with regard to all conversion rate protection as set forth in the UBA Notes.

        As of the date of this Proxy Statement, UBA has made advances to the Company under the Credit Agreement pursuant to a series of thirteen (13) individual eighteen- month promissory notes issued by the Company to UBA (the "UBA Notes"), the aggregate outstanding principal amount of which was $1,515,371, and the accrued but unpaid interest thereon was equal to approximately $406,155. .

CERTAIN OTHER AGREEMENTS

        In addition to the agreements referred to above, the Company has entered into a number of other agreements and relationships with companies that may be viewed as related entities, including among others a license agreements for the Kingfisher trademark, an agreement for the distribution of lager and beer products in Europe, and a brewing agreement and a loan agreement in connection with the brewing and distribution of beers and related products sold under the Kingfisher trademark in Europe. Descriptions of these transactions are incorporated by reference to Item 12 of the Company's 2003 Annual Report on Form 10-KSB which accompanies this Proxy Statement, under the headings " CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS -

License of the Kingfisher Trademark," "--Distribution Agreement," "--Brewing Agreement between UBI and Shepherd Neame," "--Loan Agreement Between UBSN and Shepherd Neame," "--Market Development Agreement," and "--Brewing License Agreement," beginning at page 26 of the Form 10-KSB.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires each of the Company's executive Directors and officers, and each person who or which is a beneficial owner of more than 10% of the Company's Common Stock, to file forms with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of the Company's shares. These persons are required by SEC regulation to furnish the Company with copies of all such forms they file.

        Based solely on a review of written statements of the Company's insiders and Forms 3, 4, and 5 furnished to the Company, only one report required by
Section 16 of the Exchange Act was not filed in a timely manner during and with respect to the Company's 2003 fiscal year. Due to an error on the part of the Company's financial printer, the Form 4 of United Breweries of America, Inc. ("UBA"), which was due to be filed on August 18, 2003, was not filed until August 20, 2003, although the Company provided the filing to its printer well in advance of the filing deadline. However, the Form 4 of Dr. Vijay Mallya, the ultimate beneficiary of the securities held by UBA, was timely filed on August 18, 2003. The Company has since engaged a different financial printer and does not expect to encounter these difficulties in the future.

COMPARATIVE PERFORMANCE GRAPH

        Set forth below is a graph comparing the cumulative total return to shareholders on the Company's Common Stock with the cumulative total return of the Russell 2000 Index and an index comprised of other publicly-traded craft beer companies (the "Peer Group") for the period beginning on December 31, 1998 and ended on December 31, 2003. The total return on the Company's Common Stock, the Russell 2000 Index and the Peer Group Index assumes the value of each investment was $100 on December 31, 1998, and that any dividends were reinvested. The points represent fiscal year-end index levels based on the last trading day in each fiscal year. Return information is historical and not necessarily indicative of future performance.

                                     [GRAPH]


------------------------------------------ ----------- ----------- ------------- ------------ ------------ -----------
                                           1998        1999        2000          2001         2002         2003
------------------------------------------ ----------- ----------- ------------- ------------ ------------ -----------
MENDOCINO BREWING                          100         111         145           93           59           36
------------------------------------------ ----------- ----------- ------------- ------------ ------------ -----------
PEER GROUP                                 100         85          102           193          166          208
------------------------------------------ ----------- ----------- ------------- ------------ ------------ -----------
RUSSEL 2000 INDEX                          100         120         114           116          91           132
------------------------------------------ ----------- ----------- ------------- ------------ ------------ -----------

        The Company's Peer Group is comprised of three publicly traded craft beer companies. As required, the returns of each of the component companies in the Peer Group return are calculated and weighted according to their respective market capitalization at the beginning of the period. The Peer Group is composed of: Red Hook Ale Brewery, Inc. (NASDAQ: HOOK), The Boston Beer Company, Inc. (NYSE: SAM), and Pyramid Breweries Inc. (formerly Hart Brewing) (Nasdaq: PMID).

                   VOTE REQUIRED FOR THE ELECTION OF DIRECTORS

        The affirmative vote of the holders of a plurality of the shares of Common Stock present and voting at the Annual Meeting is required to elect each of the nominees for Director. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on each nominee for Director, unless one or more shareholders express an intention to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights. For purposes of this vote, abstentions and broker non-votes will in effect not be counted. Please see "GENERAL INFORMATION -- Voting Securities of the Company - Cumulative Voting," above, for a brief description of the voting procedures in the event that cumulative voting is requested at the Annual Meeting in connection with the election of Directors.

        The Board of Directors recommends that shareholders vote FOR the election of all eight of the nominees named above.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
               EACH OF THE NOMINEES FOR DIRECTOR DESCRIBED ABOVE.

              PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT AUDITORS

        The Company has appointed Moss Adams, L.L.P. ("Moss Adams"), as its independent auditors to perform the audit of the Company's financial statements for the year 2003, and the shareholders are being asked to ratify that appointment. Moss Adams audited the Company's 2001 and 2002 financial statements. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, which incorporates the 2002 financial statements, is included (without Exhibits) with this Proxy Statement.

        All audit and other services performed by Moss Adams on behalf of the Company are approved in advance by the Audit Committee, on a case-by-case basis.

        AUDIT FEES. The aggregate fees billed by Moss Adams for the audit of the Company's annual consolidated financial statements for the years ended December 31, 2002 and 2003 were $62,688 and $69,251, respectively; fees of an additional $15,216 and $15,868 were billed to the Company during 2002 and 2003, respectively, in connection with Moss Adams' review of its financial statements in connection with the Company's Quarterly Reports on Form 10-QSB for those years. Such fees represented 77% and 79%, respectively, of the total fees for services rendered to the Company by Moss Adams during 2002 and 2003.

        AUDIT RELATED FEES. Moss Adams billed $2,146 in fees to the Company in 2003 for assurance or related services. No such fees were billed for services during 2002.

        TAX FEES. The aggregate fees billed during 2002 and 2003 for products and services provided by Moss Adams, other than those described in the foregoing paragraphs, were $13,923 and $18,865, respectively. Such fees represented 14% and 17%, respectively of the total fees for services rendered to the Company by Moss Adams during 2002 and 2003.

        ALL OTHER FEES. The aggregate fees billed to the Company for all other services rendered by Moss Adams for the years ended December 31, 2002 and 2003 were $8,704 and $970, respectively. Such fees represented 9% and 9%, respectively of the total fees for services rendered to the Company by Moss Adams during 2002 and 2003.

        The Audit Committee has determined that the provision of the services rendered above for (a) financial information systems design and implementation and (b) all other fees is compatible with the maintenance of Moss Adams' independence.

        The Company is not aware that any significant amount of the work done during the course of Moss Adams' audit of the Company's 2003 Financial Statements was performed by persons other than Moss Adams' full-time, permanent, employees.

        Representatives of Moss Adams, L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement at the Annual Meeting if they desire to do so, and are expected to be available to respond to appropriate questions.

        Ratification of the appointment of Moss Adams, L.L.P. requires the vote of a majority of the shares of the Company's Common Stock present in person or represented by a proxy at the Annual Meeting and entitled to vote. Abstentions have no effect.

         VOTE REQUIRED FOR APPROVAL OF THE APPOINTMENT OF MOSS ADAMS LLP

        The affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve the appointment of Moss Adams L.L.P. as the Company's independent auditors for the year 2004. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on this Proposal. For purposes of this vote, abstentions and broker non-votes will in effect not be counted.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
                      THE APPOINTMENT OF MOSS ADAMS, L.L.P.

                                  OTHER MATTERS

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        The Board of Directors has a process by which shareholders may communicate with the Board, the non-management Directors, or with any individual Director concerning the Company. Shareholders wishing to do so may write to the Board or to the Director or Directors at issue care of: N. Mahadevan, Corporate Secretary, Mendocino Brewing Company, Inc., 1601 Airport Road, Ukiah, CA 95482. The envelope should indicate that it contains a shareholder communication. All such communications relating to the Company will be forwarded to the Director or Directors to whom they are addressed.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

        Any proposal which a shareholder wishes to have presented at the next annual meeting and included in the management proxy materials relating to such meeting must be received at the main office of the Company a reasonable time before the Company begins to print and mail its proxy material in connection with that meeting. The Company will advise its shareholders of the date of its next (2005) Annual Meeting of Shareholders, once that date has been set, through its Quarterly Reports on Form 10-Q or by a Current Report on Form 8-K. If a shareholder proposal for consideration at the 2005 Annual Meeting is in compliance with all of the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, it will be included in the proxy statement for that meeting, and set forth on the form of proxy issued for the 2005 Annual Meeting of Shareholders.

        If a shareholder of the Company wishes to present a proposal before the Company's next annual meeting but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such shareholders must give written notice to the Secretary of the Company at its main office. Such a notice must be received a reasonable time before the 2005 Annual Meeting.

        It is urged that any shareholder proposals be sent by certified mail, return receipt requested.

AVAILABILITY OF FORM 10-KSB

        Included with this Proxy Statement, and partially incorporated herein, is a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 (without exhibits). THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, UPON WRITTEN REQUEST AND WITHOUT CHARGE, AN ADDITIONAL COPY OF THIS REPORT (also without Exhibits). Such written requests should be made to the Company at Mendocino Brewing Company, Inc., Attn: Sarah T. McDaniel, Manager, Shareholder Relations, 1601 Airport Road, Ukiah, CA 95482, Telephone: (800) 733-3871.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

        The Board of Directors does not presently intend to present matters other than the foregoing for action by the shareholders at the Annual Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Annual Meeting except as specified herein. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form accompanying this Proxy Statement, will be voted in accordance with the judgment of the persons voting such proxies.

ATTACHED DOCUMENTS

        A copy of the Company's 2003 Annual Report on Form 10-KSB (not including the Exhibits thereto) accompanies this Proxy Statement. The Company hereby incorporates into this Proxy Statement by reference the following parts of the Company's 2003 Annual Report on Form 10-KSB, as described above:

        1. Biographical information about the Directors of the Company is incorporated by reference from "Item 9 - DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS -- Directors and Executive Officers of the Company," beginning at page 21.

        2. Descriptions of certain transactions are incorporated by reference from Item 12 -- CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, beginning at page 26.

        3.      The Summary Compensation Table is incorporated by reference from
Item 10 - EXECUTIVE COMPENSATION at page 24.

        The information specifically incorporated by reference herein is deemed to be a part of this Proxy Statement; but only to the extent that any statements or information contained therein have not been superseded or corrected by statements or information provided in this Proxy Statement.

                                   DETACH HERE                            ZMEN42


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                        MENDOCINO BREWING COMPANY, INC.

        The undersigned holder of shares of Common Stock of MENDOCINO BREWING COMPANY, INC., a California corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated December 10, 2004, and appoints Dr. Vijay Mallya, Jerome Merchant and Yashpal Singh, and each of them, as proxy of the undersigned, with power of substitution and revocation, to represent the undersigned at the Annual Meeting of the Shareholders of the Company to be held at 2:00 p.m., local time, on Friday, January 14, 2005, at 1601 Airport Road, Ukiah, California, and at any adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote as if the undersigned were present and voting the shares.

        THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL NO. 1 AND FOR THE APPOINTMENT OF MOSS ADAMS, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2004 FISCAL YEAR AS DESCRIBED IN PROPOSAL NO. 2. IN THEIR DISCRETION, THE PROXY HOLDERS ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN ON THE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES.

---------------                                                  ---------------
  SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
     SIDE                                                             SIDE
---------------                                                  ---------------

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
MENDOCINO BREWING COMPANY
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

















                                                             DETACH HERE                                                      ZMEN41

     PLEASE MARK
[X]  VOTES AS IN                                                                                                                #MEN
     THIS EXAMPLE.

------------------------------------------------------------------------------------------------------------------------------------
                                   The Board of Directors recommends a vote FOR Proposals 1 and 2.
------------------------------------------------------------------------------------------------------------------------------------
1.  Election of the 7 Directors nominated by the Board
    (or if any nominee is not available for election,
    such  substitute(s) as the Board of Directors may                                                        FOR   AGAINST   ABSTAIN
    designate).                                               2.  To ratify the appointment of Moss Adams,   [ ]     [ ]       [ ]
                                                                  L.L.P. as  independent auditors of the
    NOMINEES: (01) Scott Heldfond, (02) Jerome Merchant,          Company for the current fiscal year.
              (03) Michael Laybourn, (04) Vijay Mallya,
              (05) Sury Rao Palamond, (06) Kent D. Price
              and (07) Yashpal Singh

                FOR                     WITHHOLD
                ALL     [ ]       [ ]   FROM ALL
              NOMINEES                  NOMINEES

              [ ] ___________________________________________
              To withhold authority to vote for any individual
              nominee write that nominee's name in the space
              provided above and mark the box.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                MARK HERE                        MARK HERE
                                                                               FOR ADDRESS  [ ]            [ ]  IF YOU PLAN
                                                                                CHANGE AND                       TO ATTEND
                                                                               NOTE AT LEFT                     THE MEETING


                                                                        Please sign exactly as name appears hereon. Joint owners
                                                                        should each sign. When signing as attorney, executor,
                                                                        administrator, trustee or guardian,  please give full title as such.

Signature:_______________________________ Date:_________________ Signature:_______________________________ Date:_________________
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